EXHIBIT 10.11

                            PRIDE INTERNATIONAL, INC.
                                 1993 DIRECTORS'
                                STOCK OPTION PLAN

                                 THIRD AMENDMENT

            Pride International, Inc. (the "Company") having previously established the Pride Petroleum Services, Inc. 1993 Directors' Stock Option Plan effective February 22, 1993, as thereafter amended effective May 22, 1997 and December 4, 1997 (the "Plan"), and having reserved the right under Section XVIII thereof to amend the Plan, does hereby amend Section 2.1 of the Plan in its entirety to read as follows, subject to shareholder approval:

            "2.1 The total number of shares of common stock of the Company which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed, in the aggregate, two hundred thousand (200,000) shares of common stock, no par value, of the Company (the 'Shares')."

            This Amendment shall be effective as of February 26, 1998.


                            PRIDE INTERNATIONAL, INC.



                            By: /s/ ROBERT W. RANDALL
                                    Robert W. Randall, Vice President

ATTEST:


/s/ FRIDA A. MARTINEZ